UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 19, 2018

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	717 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Definitive Material Agreement

On December 19, 2018, Orrstown Financial Services, Inc. (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors (the “Purchasers”) pursuant to which the Company sold and issued $32.5 million in aggregate principal amount of 6% Fixed-to-Floating Rate Subordinated Notes due December 30, 2028 (the “Notes”). The Notes were offered and sold by the Company to eligible purchasers in a private offering in reliance on the exemptions from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the provisions of Regulation D thereunder (the “Private Placement”). The Company intends to use the net proceeds of the offering for general corporate purposes.

The Notes have a ten-year term and will bear interest at a fixed annual rate of 6.0% for the first five years of the term (the “Fixed Interest Rate Period”). From and after December 30, 2023, the interest rate will adjust to a floating rate equal to LIBOR for the applicable Interest Period plus 316 basis points (the “Floating Interest Rate Period”). The Company will pay interest semi-annually in arrears during the term of the Notes. The Notes are redeemable, in whole or in part, on any interest payment date on or after December 30, 2023 and at any time upon the occurrence of certain events. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

On December 19, 2018, in connection with the sale and issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the terms of the Registration Rights Agreement, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Registration Rights Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are summaries and are qualified in their entirety by reference to the forms of the Purchase Agreement and the Registration Rights Agreement, respectively.

The Notes were issued under an Indenture, dated December 19, 2018 (the “Indenture”), by and between the Company and U.S. Bank, National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. The Notes are unsecured, subordinated obligations of the Company and rank junior in right to payment to the Company’s current and future senior indebtedness. The Notes were designed to qualify as Tier 2 capital for regulatory capital purposes.

The Indenture and form of Note are attached as Exhibit 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Indenture and the Notes are summaries and are qualified in their entirety by reference to the Indenture and form of Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

The Company used the presentation materials furnished herewith as Exhibit 99.1 to present the Private Placement to prospective eligible purchasers.  The Company does not undertake to update these materials after the date of this Current Report on Form 8-K, nor will this Current Report on Form 8-K be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.1).

The information set forth in this Item 7.01 (including the information in Exhibit 99.1) is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act.  Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On December 20, 2018, the Company issued a press release announcing the completion of the Private Placement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

4.1	Indenture, dated December 19, 2018, by and between Orrstown Financial Services, Inc. and U.S. Bank, National Association, as trustee.

4.2	Form of 6% Fixed-to-Floating Subordinated Note due 2028.

10.1	Form of Subordinated Note Purchase Agreement, dated December 19, 2018, by and among Orrstown Financial Services, Inc. and the Purchasers identified therein.

10.2	Form of Registration Rights Agreement, dated December 19, 2018, by and among Orrstown Financial Services, Inc. and the Purchasers identified therein.

99.1	Investor Presentation.

99.2	Press Release of Orrstown Financial Services, Inc., dated December 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: December 20, 2018	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President and Chief Financial Officer